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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):   August 31, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                                 68-0121636
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         (Commission File Number)             (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                84128
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  (Address of Principal Executive Offices)                (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On August 31, 2007, Don L. Buehner ("Buehner"), accepted an offer to become a member of the Board of Directors of CirTran Corporation ("CirTran"), to begin serving on the Board on October 1, 2007.

         CirTran agreed to pay to Mr. Buehner a quarterly cash payment of $5,000 per quarter, provided that Mr. Buehner attends all meetings of CirTran's Board of Directors held in that quarter. CirTran also agreed to grant to Mr. Buehner options to purchase 2,000,000 shares of CirTran's common stock each year while serving on the Board, which CirTran anticipates will be issued during the first week of each year, at an exercise price equal to the market price of CirTran's common stock on the date of grant, together with other terms in accordance with CirTran's Stock Option Plan or as determined by the Board or the Committee established pursuant to CirTran's Stock Option Plan. CirTran agreed to cover Mr. Buehner under its D&O Insurance Policy. Finally, CirTran agreed to reimburse Mr. Buehner for his expenses incurred in connection with CirTran's business, including expenses for travel, lodging, meals, beverages, entertainment and other items in accordance with policies established by CirTran.

         Mr. Buehner, 78, was previously Chairman of the Board of LiteTouch, Inc., a position he resigned on March 2, 2007. Mr. Buehner founded LiteTouch in 1986, which grew to approximately $15 million in annual revenue. Mr. Buehner also owns DB Finance, an entity involved in real estate and commercial paper financing transactions.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
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                  99.1     Don L. Buehner Offer Letter dated August 14, 2007.

                  99.2     Press Release dated October 1, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date: October 1, 2007                     By:  /s/ Iehab Hawatmeh
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                                               Iehab J. Hawatmeh, President






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